John Hancock Greater China Opportunities Fund

Summary prospectus 3/1/17

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 (Class A, Class B, and Class C) or 888-972-8696 (Class I) or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 3/1/17, and most recent financial highlights information included in the shareholder report, dated 10/31/16, are incorporated by reference into this summary prospectus.

TICKERS

A: JCOAX	B: JCOBX	C: JCOCX	I: JCOIX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 15 to 17 of this prospectus under "Sales charge reductions and waivers" or pages 151 to 155 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	B	C	I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	5.00	1.00	None
Small account fee (for fund account balances under $1,000) ($)	20	20	20	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	B	C	I
Management fee	1.00	1.00	1.00	1.00
Distribution and service (Rule 12b-1) fees	0.30	1.00	1.00	0.00
Other expenses	0.56	0.56	0.56	0.55
Total annual fund operating expenses	1.86	2.56	2.56	1.55
Contractual expense reimbursement[1]	–0.14	–0.14	–0.14	–0.21
Total annual fund operating expenses after expense reimbursements	1.72	2.42	2.42	1.34

1 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund or the class, as applicable, in an amount equal to the amount by which expenses of the fund exceed 0.30% of average net assets of the fund and expenses of Class I shares exceed 1.34% of average net assets of the class. For purposes of these agreements, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) advisory fees, (f) class-specific expenses, (g) borrowing costs, (h) prime brokerage fees, (i) acquired fund fees and expenses paid indirectly, and (j) short dividend expense; and "expenses of Class I shares" means all "expenses of the fund" (as defined above) plus advisory fees attributable to the class and class-specific expenses. Each agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock Greater China Opportunities Fund

Expenses ($)	A	B		C		I
Shares		Sold	Not Sold	Sold	Not Sold
1 year	666	745	245	345	245	136
3 years	1,043	1,083	783	783	783	469
5 years	1,443	1,548	1,348	1,348	1,348	825
10 years	2,560	2,714	2,714	2,885	2,885	1,828

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong, or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country, or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The manager uses both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Quantitative screening involves evaluations of financial data and factors, including, but not limited to, valuation metrics, earnings surprises, earnings growth, and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape, and assessment of industry position and trends.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China. The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company's first offering of stock to the public.

The fund may trade securities actively. In addition, the fund is non-diversified and may invest its assets in a smaller number of issuers than a diversified fund and invest more than 5% of its assets in securities of individual companies.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

John Hancock Greater China Opportunities Fund

Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China's relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a relatively large portion of the Greater China market.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer's Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock's value can depend heavily upon the underlying common stock's value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A, Class B, and Class C), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class I).

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Best quarter: Q3 '07, 28.88%
Worst quarter: Q3 '11, –26.57%

Average annual total returns (%)—as of 12/31/16	1 year	5 year	10 year
Class A (before tax)	–4.27	5.24	2.06
after tax on distributions	–4.52	4.36	1.44
after tax on distributions, with sale	–2.14	4.27	1.72
Class B	–4.84	5.14	1.80
Class C	–0.92	5.48	1.80
Class I	1.15	6.76	2.82
MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	5.75	6.90	4.22

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

John Hancock Greater China Opportunities Fund

Portfolio management

Ronald Chan, CFA Senior Managing Director and Head of Equities, Asia Managed the fund since 2011	Kai-Kong Chay, CFA Managing Director and Senior Portfolio Manager Managed the fund since 2011

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no subsequent minimum investment requirements for any of these share classes. Purchases of Class B shares are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment.

Shares may be redeemed on any business day by mail:  John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A, Class B, and Class C); 888-972-8696 (Class I).

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

© 2017 JOHN HANCOCK FUNDS, LLC 080SP 3/1/17 SEC file number: 811-04630